As filed with the Securities and Exchange Commission on December 1, 1995

                                                   Registration No. 33-7190
                                   Investment Company Act File No. 811-4750
______________________________________________________________________________

                    SECURITIES AND EXCHANGE COMMISSION
                         Washington,  D.C.  20549

                                 FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          | X |


                     Post-Effective Amendment No. 15                      | X |

                                    and

                     REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940                      | X |

                             Amendment No. 18                             | X |

                      FENIMORE ASSET MANAGEMENT TRUST
            (Exact Name of Registrant as Specified in Charter)

       111 North Grand Street, P.O. Box 399, Cobleskill, N.Y. 12043
                 (Address of Principal Executive Offices)

              Registrant's Telephone Number:  (800) 453-4392

                          Allan S. Mostoff, Esq.
                          Dechert Price & Rhoads
                            1500 K Street, N.W.
                         Washington, D.C.  20005
                  (Name and Address of Agent for Service)

                                Copies to:

                             Thomas O. Putnam
                          118 North Grand Street
                          Cobleskill, N.Y.  12043


It is proposed that this filing will become effective on December 22, 1995 pursuant to paragraph (b) of Rule 485.

__________________

* Registrant has elected to register an indefinite number of shares of beneficial interest under the Securities Act of 1933 pursuant to Rule 24f-2
under the Investment Company Act of 1940.   Registrant filed the notice
required by Rule 24f-2 with respect to its fiscal year ended December 31, 1994 on February 3, 1995.

                      CROSS REFERENCE SHEET
                  REQUIRED BY RULE 495 UNDER THE
                      SECURITIES ACT OF 1933


                 FENIMORE ASSET MANAGEMENT TRUST


                   Items Required by Form N-1A

Item Number in Part A                   Prospectus Caption


1.   Cover Page.........................Cover Page

2.   Synopsis...........................Fund Expenses

3.   Condensed Financial
       Information......................Selected Financial Information

4.   General Description of
       Registrant.......................General Information and Capital;
                                        Investment Objective and Policies

5.   Management of the Fund.............General Information and Capital;
                                        Investment Objective and Policies;
                                        Investment Advisor

5A.  Management's Discussion of
       Fund Performance.................Information is contained in the
                                        Annual Report of the Registrant

6.   Capital Stock and Other
       Securities.......................How to Purchase Shares; Redemption of
                                        Shares; Federal Income Tax Status of
                                        Fund

7.   Purchase of Securities
       Being Offered....................How to Purchase Shares; Purchases
                                        Through Selected Dealers

8.   Redemption or Repurchase...........Redemption of Shares

9.   Pending Legal Proceedings..........Inapplicable

10.  Cover Page.........................Cover Page

11.  Table of Contents..................Table of Contents

12.  General Information and
       History..........................Investment Objective and Policies

13.  Investment Objectives and
       Policies.........................Investment Objective and Policies

14.  Management of the Fund.............History and Background of Investment
                                        Advisor

15.  Control Persons and Principal
       Holders of Securities............Board of Trustees and Officers

16.  Investment Advisory and other
       Services.........................History and Background of Investment
                                        Advisor

17.  Brokerage Allocation...............Brokerage Allocations

18.  Capital Stock and other
       Securities.......................See Prospectus - General Information
                                        and Capital

19.  Purchase, Redemption and
       Pricing of Securities
       Being Offered....................Purchase of Shares; Redemption of
                                        Shares

20.  Tax Status.........................Federal Tax Status

21.  Underwriters.......................Inapplicable

22.  Calculations of Performance
       Data.............................Performance Information

23.  Financial Statements...............Financial Statements

                              FAM VALUE FUND

     111 North Grand Street, P.O. Box 399, Cobleskill, New York, 12043
                      Telephone Number (800) 932-3271

                           A NO-LOAD MUTUAL FUND


                           P R O S P E C T U S

                             December 22, 1995


FAM VALUE FUND is a diversified open end, no-load mutual fund that continuously offers its shares for sale to the public. As a no-load fund, shares purchased directly from the Fund are not subject to sales charges, commissions, or any deferred sales charges, and there are no 12b-1 service or distribution fees. The Fund is a separate investment series of Fenimore Asset Management Trust.

The Fund's investment objective is to maximize long term total return on capital. The Fund seeks to achieve this objective through a "value approach" to common stock selection. Under normal market conditions the Fund is expected to be fully invested in common stocks and securities that are convertible into common stocks. The Fund's investment manager is Fenimore Asset Management, Inc.

This Prospectus has been designed to provide you with concise information that an investor should know about the Fund before investing. Please read the information carefully and retain this document for future reference.

A Statement of Additional Information for the Fund, dated this same date, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy is available without charge at the address and telephone numbers shown above.

Shares of the Fund are not deposits or obligations of, or insured, guaranteed, or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency, entity or person. The purchase of Fund shares involves investment risks, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
______________________________________________________________________________
Investment Advisor:
Fenimore Asset Management, Inc.
118 North Grand Street
Cobleskill, New York   12043

                             TABLE OF CONTENTS

                                                                       Page

Fund Expenses . . . . . . . . . . . . . . . . . . . . .  .                2
Illustration of an Assumed Investment
     of $10,000 . . . . . . . . . . . . . . . . . . . . . .               3
Selected Financial Information . . . . . . . . . . . . . .                4
Investment Objective . . . . . . . . .  . . . . . . . . . .               5
Investment Philosophy . . . . . . . . . . . . . . . . . . .               5
Investment Advisor . . . . . . . . . .  . . . . . . . . . .               6
Investment Policies . . . . . . . . . . . . . . . . . . . .               6
Risk Factors and Special Considerations  . . . .. . . . . .               7
How to Purchase Shares . . . . . . . . . . . . . . . . . .                7
Fund Purchases and Trade Date. . . . . . . . . . . . . . .                7
Account Minimums . . . . . . . . . . . . . .  . . . . . . .               7
Net Asset Value.. . .  . . . . . . . . . . . . . . . . . .                8
Wire Instructions . . . . . . . . . . . . . . . . . . . .                 8
IRA and Retirement Accounts. . . . . . . . . . . . . . . .                8
Purchases Through Selected Dealers  . . . . . . . .                       9
Issuance of Share Certificates. . . . . . . . . . . . . . .               9
Redemption of Shares. . . . . . . . . . . . . . . . . . .                 9
Shareholder Services . . . . . . . . . . . . . . . . . . .               10
FAMVest Automatic Investment Plan . . . . . . . . . . . . .              10
Telephone Numbers . . . . . . . . . . . . . . . . . . . . .              10
Fund Statements and Reports . . . . . . . . . . . . . . .                10
Systematic Withdrawal Plan . . . . . . . . . . . . . . . .               11
Fund Policies .. . . . .. . . . . .  . . . . . . . . . . .               11
Signature Guarantees . . . . . . . . . . . . . . . . . . .               11
Address Changes . . . . . . .. . . . . . . . . . . . . . .               11
Distribution Options  . . . . . . . . . . . . . . . . . . .              12
Transferring Ownership of Shares . . . . . . . . . . . . .               12
Backup Withholding Instructions . . . . . . . . . . . . .                12
Performance Information . . . . . . . . . . . . . . . . .                12
Federal Income Tax Status of Fund . . . . . . . . . . . .                13
General Information and Capital . . . . . . . . . . . . .                13
Fund Auditors . . . . . . . . . . . . . . . . . . . . . .                13
Distributor and Transfer Agent . . . . . . . . . . . . .                 13
Shareholder Servicing Agent . . . . . . . . . . . . . . .                14
Broker Allocations . . . . . . . . . . . . . . . . . . .                 14







                               FUND EXPENSES


The following table illustrates all expenses that a shareholder of the Fund will incur.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load Imposed on Purchases                                        None
Sales Load Imposed on
   Reinvestment of Dividends                                           None
Exchange Fees                                                          None

Redemption Fees*                                                       None

Deferred Sales Load                                                    None

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
  Management Fees                                                      1.0%
  12b-1 Fees                                                           0.0%
  Other Expenses                                                      0.39%
  Total Fund Operating Expenses                                       1.39%

The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

* The Fund's custodian bank imposes a $8 wire redemption fee on shareholders who request a wire redemption from the fund.

EXAMPLE
You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period.

       1 Year    3 Years    5 Years     10 Years
        $14       $44        $76         $167

This example should not be considered a
representation of past or future expenses or performance. Actual expenses and performance may be greater or lesser than those shown.

[LINE CHART APPEARS HERE]
Pursuant to Rule 304(a) of Regulation S-T, the following narrative description replaces the line chart that appears on this page of the Prospectus.

ILLUSTRATION OF AN ASSUMED INVESTMENT OF $10,000 with income dividends reinvested and capital gains distributions accepted in shares

This chart covers the period from January 2, 1987 (inception) to June 30, 1995. The Fund's results shown should not be considered as a representation of the dividend income or capital gain or loss which may be realized from and investment made in the Fund today. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their initial cost. The performance information shown represents past historical performance and is not an indication of the Fund's future performance.

The total value of the initial investment of $10,000 made on January 2, 1987 is $27,455 as of June 30,1995.

The average annual return for the one, five, and eight year (lifetime) periods ended June 30, 1995 was 19.33%, 14.05%, and 12.62% respectively. Total return quotations reflect the deduction of a proportional share of Fund expenses on an annual basis and assume that all dividends and distributions are reinvested when paid.



                            Value of shares acquired through reinvestment of dividends from income ($1,612).
                            Value of shares initially acquired plus shares accepted as capital gains distributions ($2,914).




Value of Shares

                                   Accepted as      Received Through
  Year                            Capital Gains      Reinvestment
  Ended         Initially         Distributions      of Dividends      Total
  Dec. 31        Acquired         (cumulative)       (cumulative)      Value
-----------------------------------------------------------------------------
   1987       $   8,164             $ 20               $  100         $ 8,284
   1988          10,812               27                  387          11,226
   1989          12,798               94                  521          13,413
   1990          12,096              110                  577          12,783
   1991          16,921            1,056                  895          18,872
   1992          20,562            1,839                1,204          23,605
   1993          20,461            1,897                1,306          23,664
   1994          21,103            2,682                1,484          25,269
June 30,1995     22,929            2,914                1,612          27,455

No adjustment has been made for any
income taxes payable by shareholders.
The results reflect the deduction of all fees and expenses. The total amount of capital gains distributions accepted in shares was $2,297, the total amount of dividends reinvested was $941.

                        SELECTED FINANCIAL INFORMATION

The following table of selected financial information for the years ended December 31, 1994, 1993 and 1992 have been audited by McGladrey & Pullen, LLP, independent certified public accountants, whose report thereon, which is incorporated by reference, appears in the Fund's Annual Report to Share-holders. The selected financial information for the period ended June 30, 1995 is unaudited and is incorporated by reference from the Fund's 1995 Semi-Annual Report to shareholders. The information for periods prior to January 1, 1992, was audited by other independent certified public accountants.


Per share performance
(for a share outstanding
throughout each period)
                         Six Months Ended
                         June 30,1995       1994       1993       1992       1991       1990       1989       1988       1987
Net Asset
  value,
  beginning
  of year                $21.04            $20.40     $20.50     $16.87     $12.06     $12.85     $10.78     $8.14      $9.97

Income from
investment operations:
Net investment income      0.09              0.12       0.09       0.10       0.08       0.08       0.08       0.29       0.07
Net realized and
  unrealized gain(loss)    1.73              1.27      (0.05)      4.11       5.63      (0.77)      2.11       2.60      (1.78)
  on investments
Total from investment
  operations               1.82              1.39       0.04       4.21       5.71      (0.69)      2.19       2.89      (1.71)

Less distributions:
Dividends from net
  investment income         ---              (0.12)    (0.09)     (0.10)     (0.08)     (0.08)     (0.06)     (0.25)     (1.10)
Distributions from
  net realized gains        ---              (0.63)    (0.05)     (0.48)     (0.82)     (0.02)     (0.06)      0.00      (0.02)

Total distribution          ---              (0.75)    (0.14)     (0.58)     (0.90)     (0.10)     (0.12)     (0.25)     (0.12)
Change in net asset
  value for the year       1.82               0.64     (0.10)      3.63       4.81      (0.79)      2.07       2.64      (1.83)
Net asset value,
  end of year            $22.86             $21.04    $20.40     $20.50      $16.87    $12.06     $12.85     $10.78      $8.14

Total Return             17.44%*              6.82%    0.21%      25.08%      47.63%    -5.36%     20.32%     35.50%    -17.40%

Ratios/Supplemental
  date Net Assets, end
  of year(000)           $241,248           $210,579  $220,138   $44,694     $13,973   $6,449     $4,665     $2,028      $1,172
Ration of average
  net assets of:
      Expenses           1.37%*               1.39%    1.39%       1.50%       1.49%      1.53%     1.51%      1.48%      1.54%
      Net Investment
      Income             0.89%*               0.58%    0.57%       0.81%       0.66%      0.72%     0.56%      2.89%      1.47%
Portfolio turnover
  rate                   3.80%                2.15%    4.83%       9.84%      13.56%      9.19%    14.97%     12.40%     16.23%

<F1>
  Unaudited
* Annualized

                           INVESTMENT OBJECTIVE

The investment objective of FAM VALUE FUND is to maximize long term total return on capital. The Fund seeks to achieve this objective through a "value approach" to common stock selection. Under normal market conditions, the Fund is expected to be fully invested in common stocks and securities that are convertible into common stocks. To achieve this objective it is the intention of FAM to seek both appreciation as well as dividend income, which constitute the two principal components of a common stock investment return.

                              INVESTMENT PHILOSOPHY

FAM's investment philosophy is to seek out well-managed, financially sound companies that it considers to be undervalued in the marketplace. Utilizing basic Graham and Dodd investment principles, FAM is categorized as a bottom-up value manager and strives to select companies that have reasonable long term growth expectations.

FAM's investment philosophy is based upon the four following tenets:

1.  GOOD BUSINESSES
     FAM searches for businesses that are understandable, highly profitable, and are part of industry groups that can be fairly evaluated.

2.  FINANCIALLY STRONG COMPANIES
     FAM uses many criteria to determine the true business worth of a company, including cash flow and balance sheet analysis. Specifically, FAM will be seeking to invest Fund assets in companies that may have some or all of the following characteristics: high returns on capital, low debt structures, strong working capital positions, and a high level of insider ownership.

     Although the objective is to select stocks with these characteristics, FAM is aware that it is unrealistic to assume that each selection will have all or even several of the above characteristics.

3.  UNDERVALUED OPPORTUNITIES
     FAM employs a "value approach" in making its common stock selections when it manages the Fund's assets. This approach is based upon FAM's belief that at any given point in time the securities of some companies sell at a discount from their true business worth. Factors considered include the company's current earnings and FAM's opinion as to its future earnings potential. After identifying a company whose securities are determined by FAM to have a favorable price-to-value relationship, FAM plans to invest the Fund's assets in such securities and to hold them until their instrinsic value becomes fully reflected in the market price of such securities.

4.  ABLE MANAGEMENT TEAMS
     Some of the securities in which FAM invests are issued by companies which may not be well known to the general public or have strong institutional ownership or recognition. Before purchasing these securities FAM places considerable emphasis upon evaluating management's ability through personal conversations and/or meetings with corporate officers. Such conversations and/or meetings are extensive and continue throughout FAM's interest in the company and its securities. FAM also examines the amount of stock owned by insiders, including members of management.

FAM's investment approach requires patience on the part of the investor due to its investment philosophy which is long term in nature. The Fund is not an appropriate investment for those whose goal is to capitalize on short term market fluctuations or if short term market corrections would cause you to sell your shares.

INVESTMENT ADVISOR

The Fund retains Fenimore Asset Management, Inc. ("FAM"), a New York corporation majority-owned by Mr. Thomas O. Putnam, as its Investment Advisor under an annual contract. FAM has been continuously offering investment advisory and consulting services under contract since 1975 to individuals, pension, profit sharing, IRA and Keogh plans, corporations, and non-profit organizations generally located in a service area that includes the continental United States. Mr. Putnam, FAM's principal investment professional, was born in 1944, has been actively employed as an investment advisor since 1974, and holds responsibilities for FAM's investment management and research activities. Mr. Putnam is the sole shareholder of FAM Shareholder Services, Inc., the Fund's shareholder servicing agent. Diane C. Van Buren, Fund co-manager, is employed by FAM, the Fund's advisor, as Investment Management Associate. She has been actively involved in investment and portfolio management, and research activities since 1980. FAM employs a staff of experienced investment professionals to manage assets for other corporate and individual clients.

Mr. Putnam, as principal officer of FAM, serves as President and Chairman of the Board of Trustees of Fenimore Asset Management Trust. Under the terms of the investment advisory contract, FAM receives a monthly fee from the Fund equal to 1% per annum of the average daily market value of its net assets. The rate is consistent with that being charged by FAM to manage its other client accounts, but is higher than the fee charged by most investment companies.
The fee has also been established in recognition that the advisor has agreed to assume certain expenses, including all distribution expenses of the Fund.

The Fund and the Advisor have jointly adopted a Code of Ethics which places certain express restrictions on the personal trading practices of personnel of both the Fund and the Advisor. This Code of Ethics complies in all material respects with the recommendations set forth in the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute. The Fund and the Advisor have also developed procedures that provide for the administration and enforcement of the Code through the continuous monitoring of personal trading practices.


                                INVESTMENT POLICIES

Under normal market conditions the Fund will attempt to remain fully invested in common stocks and securities that are convertible into common sticks, such as convertible bonds and convertible preferred stocks. To the extent the Fund invests in convertible securities, it will only acquire convertible issues having an S&P rating of A or better. For temporary defensive purposes, the Fund may also invest all of its assets in fixed-income securities. Generally, the Fund only intends to invest in fixed-income securities when, in the opinion of FAM, common stocks possess higher risks than are commensurate with the potential rewards anticipated and fixed-income securities present a viable alternative. Such fixed-income securities may include some or all of the following:

     (1) U.S. Treasury notes, bonds or bills, which carry the full faith and credit of the U.S. government;

     (2) securities issued by any of the agencies of the U.S. Government, such as the Federal National Mortgage Association and the Federal Home Loan Bank Board;

     (3) deposits in or certificates issued by any member bank of the Federal Reserve System; and

     (4) corporate bonds or notes of issuing companies that FAM has analyzed and believes to be financially sound, with such issues being either high grade (i.e., ranked within the top three rating categories by one or more of the recognized credit rating agencies), or non-rated and issued by companies that FAM has analyzed and believes to be equivalent.


The Fund may also invest in those regulated investment companies commonly referred to as "money market funds," which restrict themselves to investments in similar quality short term fixed securities, primarily U.S. Treasury and government agency securities. Purchases of such money market funds will be limited to 10% of Fund assets at market, with investment in any single fund not to exceed 5% of Fund assets at any one time. As a result of the Fund investing in such money market funds, shareholders of the Fund will bear not only their proportionate share of the operating and investment advisory expenses of the Fund, but they will also indirectly bear similar expenses of the underlying money market funds during the period while the Fund is invested in these funds.

                      RISK FACTORS AND SPECIAL CONSIDERATIONS

Under normal market conditions, the fund is expected to be fully invested in common stocks and securities that are convertible into common stocks. Accordingly, an investment in the Fund is subject to the type of market risk that is generally associated with equity investments. The value of the Fund's investments may be affected by changes in the value of the overall stock market such that the value of your investment upon redemption may be more or less than the initial amount invested. In addition, investors should be aware that there can be no assurance that the Fund will fulfill its investment objective.


                              HOW TO PURCHASE SHARES


FUND PURCHASES AND TRADE DATE

To establish your account, complete and sign the appropriate application and mail it, along with your check made payable to FAM Value Fund, to:
P.O. Box 399, Cobleskill, NY 12043. Please be sure to provide your Social Security or taxpayer identification number. Cash will not be accepted. Any applications received not following the above guidelines will be returned.

The date on which your purchase is credited is your trade date. For purchases made by check or Federal Funds wire and received by the close of regular trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) the trade date is the date of receipt. For purchases received after the close of regular trading on the Exchange the trade date is the next business day. Shares are purchased at the Net Asset Value ("NAV") determined on your trade date.

The Fund reserves the right to reject purchase applications or to terminate the offering of shares made by this Prospectus if, in the opinion of the Board of Trustees, such termination and/or rejection would be in the best interest of existing shareholders. In the event that your check does not clear, your order(s) will be cancelled and you may be liable for losses or fees incurred, or both. The FAM VALUE FUND has a policy of waiving the minimum initial investment for Fund trustees, and employees and affiliated persons (including family members) of the Advisor.

All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund does not accept telephone orders for the purchase of shares, and it reserves the right to reject applications in whole or in part.

ACCOUNT MINIMUMS

To begin an investment in the Fund the following minimum initial investments must be met depending on account type. All subsequent investments to an existing account require a minimum of $50.

     To open a new account                             $2,000
     To open a new retirement account
          {IRA, SEP, or 403(b)(7)}                     $  100
     To open a Uniform Gift to Minors (UGMA) or
          Uniform Transfer to Minors (UTMA) account    $  500
     To open a new account with FAMVest*               $  500

     *FAMVest is the Fund's Automatic Investment Plan which requires the systematic addition of at least $50 per month, as described below. If you discontinue the program before your account reaches $2,000, then the Fund reserves the right to close your account. Please refer to "Redemption of Shares" on page ___.

NET ASSET VALUE

The Net Asset Value ("NAV") is calculated each day at the close of regular trading on the New York Stock Exchange and on such other days as there is sufficient trading in the Funds' portfolio of securities to materially affect its NAV per share. Securities in the Fund's portfolio will ordinarily be valued based upon market quotes. If quotations are not available, securities or other assets will be valued by a method which the Board of Trustees believes most accurately reflects fair value. The NAV per share is determined at each calculation by dividing the total market value of all assets, cash and securities held, less liabilities, if any, by the total number of shares outstanding that day.

WIRE INSTRUCTIONS

If you wish to wire funds to a new account with FAM VALUE FUND, please use the following instructions. Investors establishing new accounts by wire should first forward their completed Account Application to the Fund stating that the account will be established by wire transfer and the expected date and amount of the transfer. Further information regarding wire transfers is available by calling (800) 932-3271. FAM VALUE FUND must have receipt of a wire transfer no later than 4:00 P.M. in order for the purchase to be made that same business day.

     Key Bank of New York
     ABA #021300077
     For further credit to account #32531 000 6565
     FAM Value Fund
     Fund Investment for:  (Name and/or Account Number)

If you wish to wire funds to an existing account with the FAM VALUE FUND, please use the same instructions listed above.


IRA AND RETIREMENT ACCOUNTS

An individual having earned income and her or his spouse may each have one or more Individual Retirement Accounts, or "IRAs", the number and amounts limited only by the maximum allowed contribution per year. Existing IRA accounts may be rolled over or transferred at any time into a new IRA account, which may be invested in Fund shares. Chase Manhattan Bank, N.A., is empowered and agrees to act as custodian of shares purchased. Monies deposited into an IRA account may be invested in shares of the Fund upon the filing of the appropriate forms. Forms establishing IRAs, SEP IRAs, and 403(b)(7) plans are available by calling the Fund at (800) 932-3271. The annual maintenance fee for IRAs and other retirement accounts is $15. Investors are urged to consult with a tax advisor in connection with the establishment of retirement plans.

Monies or deposits into other types of retirement plans and/or Keogh accounts may also be invested in Fund shares. However, the qualification and certification of such plans must first be prearranged by the investor's own tax specialists who would assist and oversee all plan compliance requirements. Although the Fund will endeavor to provide assistance to those investors interested in such plans, it neither offers nor possesses the necessary professional skills or knowledge regarding the establishment or compliance maintenance of retirement plans. Therefore, it is recommended that professional counsel be retained by the investor before investing such monies in shares of the Fund.

The minimum account requirement for all IRAs, SEP IRAs, and 403(b)(7) plans is $100. No signature guarantee is required if a shareholder elects to transfer an IRA, SEP IRA, or 403(b)(7) plan to another custodian or in the event of a mandatory distribution.

PURCHASES THROUGH SELECTED DEALERS

Certain Selected Dealers may effect transactions of the Fund. The Fund may accept orders from broker-dealers who have been previously approved by the Fund. It is the responsibility of such broker-dealers to promptly forward purchase or redemption orders to the Fund. Although there is no sales charge levied directly by the Fund, broker-dealers may charge the investor a transaction-based fee for their services at either the time of purchase or the time of redemption. Such charges may vary amongst broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund or the Advisor. The Advisor may make payments to such companies out of its own resources to compensate these companies for certain administrative services provided in connection with the Fund. Shareholders who wish to transact through a broker-dealer should contact the Fund at (800) 932-3271 for further information.


ISSUANCE OF SHARE CERTIFICATES

All shares purchased will be held in an account maintained by the Fund that will be opened for each shareholder and no share certificates will be issued unless specifically requested in writing by the purchasing shareholder. Each shareholder account will be credited with all shares purchased and will hold all such shares, including shares issued on payment date as a result of the automatic reinvestment of dividends and/or capital gain distributions. Purchasers may telephone the Fund at (800) 932-3271, or write to the address shown on the front cover of this Prospectus to obtain information as to the documentation that would be required by the Fund before it will issue share certificates. Fractional shares will be allocated to each share account for all purchases and redemptions, included reinvested distributions. Share certificates will be issued for full shares only. Each full share issued shall have one vote.



                               REDEMPTION OF SHARES

Shareholders wishing to redeem shares may tender them to the Fund any business day by executing a written request for redemption, in good order as described below, and delivering the request by mail or by hand to the Fund, 111 North Grand Street, P.O. Box 399, Cobleskill, NY 12043. The Fund does not offer telephone redemptions.

Definition of Good Order: Good order means that the written redemption request must include the following:

1.   The Fund account number, name, and social security or tax i.d. number.
2.   The amount of the transaction (specified in dollars or shares).
3.   Signatures of all owners exactly as they are registered on the account.
4. Signature guarantees are required if the value of shares being redeemed exceeds $10,000; or if payment is to be sent to an address other than the address of record; or if payment is to be made payable to a payee other than the shareholder; or if there has been an address change in the last 30 days.
5. Certificates, if any are held, signed and containing a proper signature guarantee.
6. Other supporting legal documentation that might be required, in the case of retirement plans, corporations, trusts, estates and certain other accounts.

Shareholders requesting redemption proceeds to be wired from the Fund will incur a $8 wire fee charged by the Fund's custodian.

Shareholders may sell all or any portion of their shares on any such business day that NAV is calculated. Such shares will be redeemed by the Fund at the next such calculation after such redemption request is received and accepted by the Fund. When a redemption occurs shortly after a recent purchase made by check, FAM VALUE FUND may hold the redemption proceeds beyond 7 days but only until the purchase check clears, which may take up to 15 days or more. If you anticipate redemptions soon after you purchase your shares, you are advised to wire funds to avoid delay.

The Fund reserves the right, however, to withhold payment up to seven (7) days if necessary to protect the interests and assets of the Fund and its shareholders. In the event the New York Stock Exchange is closed for any reason other than normal weekend or holiday closing of if trading on that exchange is restricted for any reason, or in the event of any emergency circumstances as determined by the Securities and Exchange Commission, the Board of Trustees shall have the authority and may suspend redemptions or postpone payment dates accordingly.

Redemption of shares, whether it be a normal voluntary redemption or an involuntary redemption, may result in the shareholder realizing a taxable capital gain or loss.

                               SHAREHOLDER SERVICES

FAMVEST
AUTOMATIC INVESTMENT PLAN

The Fund offers FAMVest, an automatic investment plan whereby the Fund is authorized and instructed to charge the regular bank checking account of a shareholder on a regular basis to provide systematic additions to the Fund account of the shareholder. The bank at which the shareholder checking account is maintained must be a member of the Automated Clearing House (ACH). While there is no charge to shareholders for this service, a charge of $10.00 may be deducted from a shareholder's Fund account in case of returned items.
NOTE: Individual Retirement Account ("IRA") contributions made through FAMVest are assumed to be current year contributions. A shareholder's FAMVest may be terminated at any time without charge or penalty by the shareholder or the Fund.

TOLL-FREE TELEPHONE NUMBERS
AND AUTO-ACCESS LINE

For your convenience, FAM Value Fund offers two toll-free numbers.

          Live Line      (800) 932-3271

For shareholders who prefer the "human" touch, our live line is answered personally by an associate ready to assist you with your call. Our hours of operation are Monday through Friday 8:30 a.m. to 5:00 p.m. Eastern Standard time.

          Auto-Access Line    (800) 453-4392

For shareholders who prefer the convenience of automation, our Auto-Access line offers:

         *24 - hour a day availability
         *latest closing price
         *automatic access to individual account balances and transactions

NOTE:   FAM Value Fund does not allow telephone purchases or redemptions.

FUND STATEMENTS AND REPORTS

The Fund will mail an updated account statement anytime there is a transaction in your account. Additionally, account statements are mailed to all shareholders on a quarterly basis. Financial reports of the Fund are mailed to all shareholders twice a year as of June 30 and December 31.

SYSTEMATIC WITHDRAWAL PLAN

For your convenience you may elect to have automatic periodic redemptions from your account. Shareholders who wish to participate in the sytematic withdrawal plan must complete the appropriate form and return to the fund 30 days prior to the first scheduled redemption.



                                   FUND POLICIES

SIGNATURE GUARANTEES

For our mutual protection, signature guarantees may be required on certain written transaction requests. A signature guarantee verifies the authenticity of your signature and may be obtained from "eligible guarantor institutions".

Eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program.

A signature guarantee cannot be provided by a notary public.

Signature guarantees will be required under the following circumstances:

  1.   Redemption of Shares IF:

       *  the value of shares being redeemed exceeds $10,000
       * payment is requested payable to a payee other than the shareholder of record
       *  payment is to be sent to an address other than the address of record
       * an address change accompanies the redemption request or there has been a change of address on the account during the last 30 days
       *  the shares are represented by a negotiable stock certificate

  2.   Transferring of Ownership and/or Account Name Changes

ADDRESS CHANGES

You may notify FAM VALUE FUND of changes in your address of record either by writing us or calling our Shareholder Services Line. Because your address of record impacts every piece of information we send you, please notify us promptly. To protect you and FAM VALUE FUND, all requests to redeem shares, the proceeds of which are to be paid by check, made within 30 days of our receipt of an address change (including redemption requests that are accompanied by an address change) must be made in writing, signed by each person in whose name the shares are owned, and all signatures must be guaranteed.

DISTRIBUTION OPTIONS

Investors who want dividend and/or capital gains distributions sent to them in cash rather than invested in additional shares must arrange this by making a request to the Fund, such written request to include all necessary documentation to the complete satisfaction of the Fund. Unless investors request cash distributions in writing at least 7 business days prior to the distribution, or on the Account Application, all dividends and other distributions will be reinvested automatically in additional shares of the Fund.


TRANSFERRING OWNERSHIP OF SHARES

You may transfer ownership of your shares to another person or organization by written instructions to FAM VALUE FUND, signed by all owners and with signature guaranteed. If the shares are represented by a negotiable stock certificate, the certificate must be returned with your transfer instructions.


                          BACKUP WITHHOLDING INSTRUCTIONS

Shareholders are required by law to provide the Fund with their correct Social Security or other Taxpayer Identification Number ("TIN"), regardless of whether they file tax returns. Failure to do so may subject a shareholder to penalties. Failure to provide a correct TIN or to check the appropriate boxes on the Account Application and to sign the shareholder's name could result in backup withholding by the Fund of an amount of income tax equal to 31% of distributions, redemptions, exchanges and other payments made to a share-holder's account. Any tax withheld may be credited against taxes owed on a shareholder's federal income tax return.

If a shareholder does not have a TIN, the shareholder should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments made to a shareholder's account while awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under the Uniform Gift to Minors Act, the TIN of the minor should be furnished.

If a shareholder has been notified by the IRS that the shareholder is subject to backup withholding because the shareholder failed to report all interest and dividend income on his, her or its return, and the shareholder has not been notified by the IRS that such withholding should cease, the shareholder should complete the Account Application accordingly.

If a shareholder is exempt from backup withholding, the shareholder should provide proof os such exemption in a form acceptable to the Fund. Exempt recipients include: certain corporations, certain tax-exempt entities, certain tax-exempt pension plans and IRAs, governmental agencies, financial institutions, registered securities and commodities dealers and others.

Payments reported by FAM Value Fund that omit your Social Security or Tax Identification Number will subject FAM Value Fund to a penalty of $50. This $50 charge will be deducted from your account if you fail to provide the certification by the time the report is filed. The penalty charge is not refundable.

                              PERFORMANCE INFORMATION

The Fund may include its total return in advertisements or reports to share-holders or prospective investors. Quotations of average returns will be expressed in terms of average annual compounded rate of return on a hypothetical investment in the Fund for the life of the Fund, and will assume that all dividends and distributions are reinvested when paid. Total return may be expressed in terms of the cumulative value of an investment in the Fund at the end of a defined period of time.

                         FEDERAL INCOME TAX STATUS OF FUND

It is intended that the Fund will qualify for and elect the special tax treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code. To qualify the Fund generally must, among other things: (1) distribute to its shareholders at least 90% of its investment company taxable income at least annually; (2) invest and reinvest so that less than 30% of its gross income is derived from sales of securities held less than three months; and (3) invest its portfolio so that, at the end of each fiscal quarter, certain asset diversifications tests are satisfied.

In general, when all or a portion of the Fund's income and gains are paid out to shareholders such distributions are construed to be dividends in the hands of shareholders, taxable in most instances as ordinary income. Such distributions are taxable to shareholders whether received as cash or as aditional shares. Dividends designated as capital gain dividends are taxed to shareholders as long term capital gains, whether received as cash or as additional shares. Certain dividends declared in October, November, or December or a calendar year and payable to shareholders of record in such a month are taxable to shareholders as though received on December 31st of that year if paid to shareholder during January of the following calendar year.
The information you will require in order to correctly report the amount and type of dividends and distributions on your tax return will be provided by the Fund early each calendar year, sufficiently in advance of the date for filing your tax return.

For additional infromation relating to taxes, see "Federal Tax Status" in the Statement of Additional Information.


                          GENERAL INFORMATION AND CAPITAL

The FAM Value Fund is a series of Fenimore Asset Management Trust, which was organized as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 18, 1986. The capitalization of Fenimore Asset Management Trust consists of an unlimited number of shares of beneficial interest. When issued, each share or fraction thereof is fully paid, non-assessable, tranferable without restriction, and redeemable. As a Massachusetts business trust, the Fund is not required to hold annual meetings of shareholders. Trustees, however, will hold special meetings as required or as deemed desirable for the election of trustees or the possible change of fundamental policies. Under the provisions of the Fund's Declaration of Trust all shares are of the same class, and each full share has one vote. All share-holder inquiries should be directed to FAM VALUE FUND, at the address and telephone number listed on the cover of this Prospectus.



                                   FUND AUDITORS

McGladrey & Pullen, LLP, 555 Fifth Avenue, New York, NY 10017 has been appointed as the independent certified public accountant and auditor for the Fund.



                          DISTRIBUTOR AND TRANSFER AGENT

Fenimore Asset Management Trust, 111 North Grand Street, P.O. Box 399, Cobleskill, NY 12043, telephone number (800) 932-3271, acts as distributor of all shares issued and acts as Transfer Agent for all shares outstanding of the Fund.

                            SHAREHOLDER SERVICING AGENT

FAM Shareholder Services, Inc. serves as the Fund's shareholder servicing agent and, as such, provides various services in connection with the establishment and maintenance of shareholder accounts. For its services, FAM Shareholder Services, Inc. receives a monthly fee of $1.50 per shareholder account.



                                BROKER ALLOCATIONS

The placement of orders for the purchase and sale of portfolio securities will be made under the control of the Advisor of the Fund, subject to the overall supervision of the Board of Trustees. All orders are placed at the best price and best execution obtainable, except that the Fund shall be permitted to select brokers who provide economic, corporate and investment research services if in the opinion of the Fund's management and Board of Trustees, such placement serves the best interests of the Fund and its shareholders. Commissions paid to firms supplying such research may include the cost of such services. It is the policy of Fenimore Asset Management Trust, as approved by the Board of Trustees, to combine orders of the Fund with those of the Advisor's clients, where possible and in a manner designed to be equitable to each party.

              STATEMENT OF ADDITIONAL INFORMATION
                              for

                         FAM VALUE FUND

  111 North Grand Street, P.O. Box 399, Cobleskill, NY   12043
                Telephone Number (800)-932-3271

                     A NO-LOAD MUTUAL FUND

                       December 22, 1995


FAM VALUE FUND [the "Fund"], is an open-end diversified, no-load management investment company and a series of Fenimore Asset Management Trust, a Massachusetts Business
Trust.

This Statement of Additional Information is not a Prospectus but rather should be read in conjunction with the Prospectus dated the same date. A copy may be obtained without charge from the Fund by calling or writing its corporate offices at the address and telephone number herein noted.

                     Table of Contents

         Investment Objective and Policies            2
         Investment Restrictions                      3
         History and  Background of Investment
         Advisor                                      5
         Board of Trustees and Officers               7
         Brokerage Allocations                        8
         Net Asset Value Calculation                  8
         Purchase of Shares                           9
         Redemption of Shares                         10
         Performance Information                      11
         Financial Statements                         11
         Federal Tax Status                           12
         Appendix                                     13

Investment Advisor:
Fenimore Asset Management, Inc.
118 North Grand Street
Cobleskill, NY   12043

                INVESTMENT OBJECTIVE AND POLICIES

It is the intention of the Fund to attempt to maximize total return for its shareholders by investing primarily in equities or equivalents. Normally investments will be concentrated in common stocks unless the stock market environment has risen to a point where the advisor to the Fund, Fenimore Asset Management, Inc., ("FAM"), can no longer find securities that have been determined by FAM to be undervalued. During such periods investments will be made in fixed-income investments until such time as more attractive common stocks can be found for purchase.

It is the opinion of FAM that maximum total return is achievable when common stocks can be purchased near to, or at, a discount from their true business worth. Specifically, FAM will be seeking to invest Fund assets in companies that may have some or all of the following characteristics: (a) low price-to-earnings multiples relative to the market as a whole, based upon current and/or potential future earnings of the company; (b) high total returns on capital and with low debt structures; and (c) sell at a market price per share that is near or at a discount to the per share book value -- an accounting measure of economic worth. Although the objective is to select stocks with these characteristics, FAM is aware that it is unrealistic to assume that each selection will have all or even several of the above characteristics.

FAM believes that the success of a stock that has some of the above characteristics is dependent upon and invariably a reflection of the quality of management. Therefore, FAM spends time in an attempt to assess management's ability prior to making a commitment to its shares with Fund assets. The assessment may include an analysis of historical financial achievements of the company, direct discussions with management by telephone or in person, visitations to the company, conversations with security analysts who actively follow the company for investment brokerage firms, and discussions with competitors, suppliers, and customers of the company. While FAM feels this assessment technique to be clearly instrumental to the success of the investment, it should be recognized that judgments made by FAM are purely subjective in nature. Therefore, there can be no assurance that FAM will be successful in achieving the investment objectives for the Fund.

It is FAM's belief that the objective of maximizing total return to shareholders can only be achieved consistently over a long investment horizon. Typically, this will mean that a stock may be held for a three-to-five year period or longer if FAM, by its own determination, feels that the recognition of true business worth has not yet been attained in the stock's current market quotation. Thus, the Fund serves little purpose for investors who wish to take advantage of short term fluctuations in its net asset value per share.

Consistent with FAM's objective of seeking to maximize total return for Fund shareholders, FAM from time to time may also choose to invest some or all of its assets in fixed-income investments of the types more fully described in the Fund's Prospectus dated this same date. Such investments will be purchased and held during periods when FAM is unable to find stocks that it believes have return expectations commensurate with the risks that must be assumed by their continued retention. (More detailed information regarding certain types of fixed investment restrictions is contained in the Fund's Prospectus on page 4 under the section entitled
"Investment Restrictions").

FAM recognizes that while the Fund remains small in size FAM may have greater flexibility in achieving its objective of maximizing total return. As the Fund grows in size, it may become more difficult for FAM to find securities to invest in that meet the objectives of the Fund. This may also occur during periods when the stock market in general has been rising for a long period of time. Therefore, the Fund has reserved unto itself the right to limit its asset size by discontinuing sales of its shares at any time. The Board of Trustees of the Fund may suspend sales whenever in its collective wisdom it believes it necessary in order for the Fund to continue to adhere to its stated objective, or that for other reasons it would be in the best interests of Fund
shareholders to do so.     While sales are suspended, existing
shareholder accounts will be able to continue to reinvest their dividends and will be able to continue to redeem their shares.

It should be clear to investors in Fund shares that FAM believes income is important in maximizing total return. The Fund's advisor is aware that annual distributions of capital gains and dividend/interest income earned on shares may result in a shareholder paying additional federal, state and/or local income taxes. (See Federal Tax Status on Page 15). Fund shareholders should understand that when FAM makes investment decisions, such tax considerations will be secondary to its objective of attempting to maximize total return. This policy is partly based upon a belief by FAM that such taxes and tax rates have little or no bearing on an individual company's attractiveness as an investment. It is also founded on FAM's belief that tax rates in general, are, or should be, of declining importance to the investment decision-making process, viewed in its widest sense. Tax deferred portfolios, like IRA and pension monies, are ideally suited for investment in shares of the Fund for these reasons.

At the present time the Fund has no authority to write, buy or sell options or futures against its share positions and any change in this investment approach must first be obtained from shareholders by consent of a majority of the votes cast. It has no plans at this time to deal in the options markets or to seek authorization from shareholders to do so.

                     INVESTMENT RESTRICTIONS

Under the terms of the By-laws of the Fund on file in its Registration Statement under the Investment Company Act of 1940, the Fund has adopted certain investment restrictions which cannot be changed or amended unless approved by the vote of a majority of its outstanding shares as set forth in its By-laws and in accordance with requirements under the Investment Company Act of 1940. Accordingly, the Fund will not:

(A)     Invest in the purchase and sale of real estate.

(B)     Invest in commodities or commodity contracts, restricted
        securities,    mortgages, or in oil, gas, mineral or other
                       exploration or development programs.

(C) Borrow money, except for temporary purposes, and then only in amounts not to exceed in the aggregate 5% of the market value of its total assets taken at the time of such borrowing.

(D) Invest more of its assets than is permitted under regulations in securities of other registered investment companies, which restricts such investments to a limit of 5% of the Fund's assets in any one registered investment company, and 10% overall in all registered investment companies, in no event to exceed 3% of the outstanding shares of any single registered investment company.

(E) Invest more than 5% of its total assets at the time of purchase in securities of companies that have been in business or been in continuous operation less than 3 years, including the operations of any predecessor.

(F)     Invest or deal in securities which do not have quoted markets.

(G) Own more than 10% of the outstanding voting securities of any one issuer or company, nor will it, with at least 75% of its total assets, invest more than 5% of its assets in any single issue, valued at the time of purchase. This restriction shall not be applicable for investments in U.S. government or agency securities.

(H) Invest more than 25% of its assets valued at the time of purchase in any one industry or similar group of companies, except U.S. government securities.

(I) Maintain margin accounts, will not purchase its investments on credit or margin, and will not leverage its investments, except for normal transaction obligations during settlement periods.

(J) Make any investment for the purpose of obtaining, exercising or for planning to exercise voting control of subject company.

(K)     Sell securities short.

(L) Underwrite or deal in offerings of securities of other issuers as a sponsor or underwriter in any way. (Note: The Fund may be deemed an underwriter of securities when it serves as distributor of its own shares for sale to or purchase from its shareholders.)

(M)     Make loans to others or issue senior securities.  For these
        purposes the   purchase of publicly distributed indebtedness of
        any kind is excluded and not considered to be making a loan.

In regard to the restriction marked as item (D) above, the Fund plans to utilize computerized cash management services offered by its custodian, which services presently include reinvesting overnight and short term cash balances in shares of other registered investment companies, better known as "money market funds", whose primary objective is safety of principal and maximum current income from holding highly liquid, short term, fixed investments, principally U.S. government and agency issues. The Fund will not be acquiring such shares as permanent investments but rather will be utilizing such services solely for convenience and efficiency as it tries to keep short term monies invested at interest only until such time as more permanent reinvestment can practically be made in the ordinary course of business. In any case, the Fund shall not so invest a greater percentage of its assets than is permitted by regulation, which is presently 5% of its total assets in any single fund nor more than 10% of its total assets in funds overall.

           HISTORY AND BACKGROUND OF INVESTMENT ADVISOR

The investment advisor to the Fund is Fenimore Asset Management, Inc., ("FAM"). The company is a New York corporation presently in business and practicing as an "Investment Advisor" and registered under the Investment Advisors Act of 1940 with the Securities and Exchange Commission and with the New York State Attorney General. FAM is majority owned by Mr. Thomas O. Putnam, its principal officer, who is also the principal officer and a trustee of the Fund. FAM was incorporated November 20, 1974, and has been continuously offering investment advisory services since the date of its formation under the direction and control of Mr. Putnam. The principal activity of FAM since 1974 has been to provide investment advisory and consulting services under contract to individuals, pension, profit-sharing, IRA and Keogh retirement plans, corporations, and non-profit organizations generally located in the service area that includes the continental U.S.

Mr. Thomas O. Putnam, FAM's principal investment professional, has been employed or active as an investment advisor since 1974, managing investment accounts for clients. He has held responsibilities as President and Director of FAM's investment management and research activities. Mr. Putnam completed his undergraduate studies at the University of Rochester, Rochester, NY, from which he earned a Bachelor of Arts Degree in Economics in 1966. He completed graduate work at Tulane University, New Orleans, Louisiana, from which he received an
MBA in 1968.   Diane C. Van Buren, Fund co-manager, is employed
by FAM, the Fund's advisor, as Investment Management Associate. She has been actively involved in investment and
portfolio management, and research activities since 1980.   FAM
employs a staff of experienced investment professionals to manage assets for other corporate and individual clients.

Since 1974, FAM, under the control and supervision of Mr. Putnam, has utilized a value investment approach for each client and/or each account. In the opinion of Mr. Putnam, maximum total return from investments will result if companies can be purchased at a significant discount from what he views as their true business worth. In this regard a company is researched almost as if the entire company could be purchased at current stock market prices. Although it will never be the intention of the Fund to purchase controlling interests in any such company, it is Mr. Putnam's belief that this fundamental valuation approach removes emotionality from the investment decision-making process and minimizes the long term risk of the investment. Fundamental to this approach is the seeking of securities of companies that have: (1) demonstrated records of above-average growth of sales and earnings over the past 5 to 10 year span and are selling at a price which in the view of Mr. Putnam is at a discount from the true business worth of the company; (2) become severely depressed in the market because of adverse publicity and are thus selling at a deep discount to the perceived future potential value of the company; (3) the capability of achieving accelerated growth of earnings and the current price understates this potential. Future values may be 100% or more of the current price of the stock and recognition of these values may take two to five years or longer to be realized in the stock market.

It is the intention of Mr. Putnam to advise the Fund to attempt to follow a similar, though not exactly identical, approach. The primary difference is expected to be that the Fund will be freer to sell shares of issues that have achieved price targets and intends to do so, regardless of tax implications. Investment portfolios for individuals tend to be more constrained by such tax considerations under existing tax laws, thus turnover is most often at a rate that is well below published investment industry averages.

FAM will not invest assets of any other managed account in shares of the Fund except as directed in writing by a person unaffiliated to the Fund or to FAM, having authority to make such direction. Furthermore, FAM, its officers, directors and affiliated persons, will refrain from expressing any opinion to any other person or persons over whose assets FAM has investment advisory responsibilities and for which services it receives compensation. FAM, as investment advisor to the Fund, renders such services under contract that provides for payment to FAM of a fee, calculated daily and paid monthly, at the rate of 1% per annum of the Fund's assets, which rate is consistent with that being charged by FAM to manage its other client accounts but which is higher than the fee charged by most other investment companies. This contract is subject to the approval annually by the Fund's Board of Trustees and is terminable upon 30 days written notice, one party to the other.

The Fund is responsible for the fees of independent accountants, brokerage fees and the cost of a surety bond, as required by the Investment Company Act of 1940. Expenses of "interested" trustees shall always remain the responsibility of the investment advisor. The Fund is responsible for the cost of its operation, including routine administrative expenses of mailing proxies and shareholder notices/reports, computer services and for record-keeping the shareholder ledgers and books. All employees of the investment advisor who perform duties for the Fund shall remain employees of the investment advisor, who shall bear all employment costs of such staff. If FAM ceases to operate for any reason or assigns the contract, such contract is automatically terminated. It is anticipated that total costs of operation will be restricted by regulations in those states in which the
Fund anticipates it will seek to be registered.   At  present
this maximum fee restriction is believed to be 2 1/2% on the first $30 million of average net assets of the company, 2% of the next $70 million, and 1 1/2% of the remaining average net assets of the company.

                      BOARD OF TRUSTEES
The names of Board of Trustees of the Fund, and their respective duties and affiliations are as follows:

                        Past Five Year
                        Primary Occupation;
Name, Address,          Business
 and Age                Affiliations              Position with the Fund
________________________________________________________________________


Thomas O. Putnam*       Chairman, Treasurer       Chairman of Board
P. O. Box 310           FAM                       President
Cobleskill, NY   12043
Age:  50

Diane C. Van Buren*     Investment Management     Secretary
P. O. Box 310           Associate, FAM            Trustee
Cobleskill, NY   12043
Age:  37

John W. Krueger, CLU*   General Agent,            Trustee
                        Krueger Ross Agency:
                        Director, FAM
Age:  56


Bernard H. Zais, CLU    President, Zais Group     Trustee
Age:  79


Roger A. Hannay         President,                Trustee
                        Hannay Reels, Inc.
Age:  52


*Interested persons as defined under the 1940 Act.
Officers and Trustees of the FAM Value Fund own less than 1% of the Fund's shares outstanding.

Trustees of the Fund not affiliated with FAM receive from the Fund a fee of $500 for each Board of Trustees meeting, $1,000 annual retainer, $200 for each committee meeting, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with FAM do not receive compensation from the Fund.

For the fiscal year ended December 31, 1994, the Trustees received the following compensation from the Fund and from certain other investment companies (if applicable) that have the same investment advisor as the Fund or an investment advisor that is an affiliated person of the Fund's investment advisor:

Name of     Aggregate        Pension or      Est. Annual     Total
Trustee     Compensation     Retirement      Benefits upon   Compensation
            from the         Benefits        Retirement      from Registrant
            Fund             Accrued as                      and Fund
                             Part of Fund                    Complex Paid to
                             Expenses                        Trustees
_____________________________________________________________________________

Thomas O.
Putnam      $0               $0              $0              $0


John W.
Krueger     $3,500           $0              $0              $3,500


Bernard
H. Zais     $3,600           $0              $0              $3,600


Roger A.
Hannay      $3,600           $0              $0              $3,600


Diane C.
Van Buren   $0               $0              $0              $0




                      BROKERAGE ALLOCATIONS

 It is the Fund's policy to allocate brokerage business to the best advantage and benefit of its shareholders. The President of the Fund and FAM shall be responsible for directing all transactions through brokerage firms of its choice. Further to that policy, all securities transactions are made so as to obtain the most efficient execution at the lowest transaction cost. Nothing in this policy, however, is to be construed to prohibit the Fund or FAM from allocating transactions to firms whose brokerage charges may include the cost of providing investment advisory or research or other legally permitted services which the Fund and FAM deem to be necessary and/or valuable to the successful management of its assets. Each buy or sell order will be placed according to the type, size and kind of order involved and as each condition may demand, so as to attempt to secure the best result for the Fund and its shareholders, all factors considered. For the fiscal years ending December 31, 1994, 1993, and 1992 respectively, aggregate commissions paid totalled $37,604.00, $390,712, and $62,097.


                 NET ASSET VALUE CALCULATION

The net asset value per share is computed by dividing the aggregate market value of Fund assets daily, less its liabilities, by the number of portfolio shares outstanding. Portfolio securities are valued and net asset value per share is determined as of the close of business on the New York Stock

Exchange ("NYSE"), which currently is 4:00 p.m. (New York City time), on each day the New York Stock Exchange is open and on any other day in which there is a sufficient degree of trading in Fund portfolio securities that the current net asset value per share might be materially affected by changes in portfolio securities values. NYSE trading is closed weekends and holidays, which are listed as New Years Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

Portfolio securities listed on an organized exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on that day, and for which market quotations are otherwise readily available, and over-the-counter securities for which market quotations are readily available, are valued on the basis of the bid price at the close of business on that date. Securities and other assets for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees. Notwithstanding the above, bonds and other fixed-income securities may be valued on the basis of prices determined by procedures established by the Board of Trustees if it is the belief of the Board of Trustees that such price determination more fairly reflects the fair value of such securities. Money market instruments are valued at amortized cost which approximates market value unless the Board of Trustees determines that such is not a fair value.

The sale of shares of the Fund will be suspended during periods when the determination of its net asset value is suspended pursuant to rules or orders of the Securities and Exchange Commission, or may be suspended by the Board of Trustees whenever in its sole judgment it believes it is in the best interest of shareholders to do so.

                      PURCHASE OF SHARES

To begin an investment in the Fund the following minimum initial investments must be met depending on account type. All subsequent investments to an existing account require a minimum of $50.

To open a new account                                      $2,000

To open a new retirement account
{IRA, SEP, or 403(b)(7)}                                      100

To open a Uniform to Gift to Minors (UGMA) or                 500
Uniform Transfer to Minors (UTMA) account

To open a new account with FAMVest*                           500

To begin an investment in the Fund complete the application form and sign it correctly, then deliver it by mail or in person to the Fund's principal office in Cobleskill, New York. A copy of the application form is available to prospective investors upon request to Fenimore Asset Management Trust, which is the sole distributor of Fund shares. The offering price of such purchases will be at the net asset value per share next determined after receipt by the Fund of a valid purchase order. The date on which the application is accepted by the Fund and the net asset value determination at the close of business on that date shall determine the purchase price and shall normally be the purchase date for shares. Payment for shares purchased shall be by check or receipt of good funds by the Fund, which reserves the right to withhold or reject requests for purchases for any reason, including uncollectible funds. Cash will not be accepted. In the event of a cancellation of any purchase due to uncollectible funds, the purchaser shall be liable for all administrative costs incurred and for all other losses or charges for such invalid transfer and/or purchase.

Subsequent Purchases: Purchases of shares made subsequent to an initial purchase may be made by mail to the Fund at its current address. All subsequent purchases must be made in amounts of no less than $50, and such amounts shall be due and payable in good funds to the Fund on the purchase date.

Reinvestment: The Fund will automatically reinvest all dividend distributions to shareholders in additional shares of the Fund at net asset value as next determined as of the close of business on the payment date of such dividend distribution, unless otherwise instructed by the shareholder in writing prior to the record date for such distributions.

Fractional Shares:  When share purchases or redemptions are made or when cash is requested by a shareholder, shares will be
issued or redeemed respectively, in fractions of a share,
calculated to the third decimal place.  (Example:  $2,000
invested in shares at a net asset value of $11.76 per share will purchase 170.068 shares.)

Issuance of Share Certificates: No share certificates will be issued to shareholders of any fund series unless specifically requested in writing by the registered shareholder. All written requests to have share certificates issued must be signed in the exact same way as the share registration appears on the Fund's shareholder register.


                     REDEMPTION OF SHARES

Shareholders may sell all or a portion of their shares to the Fund on any day that NAV is calculated and such redemptions will be made in the manner as described in detail in the Fund's
Prospectus. All redemptions are subject to the terms and conditions as set forth therein.

All shareholders are entitled to have share certificates issued, if desired. Due to the additional work involved with issuing certificates and the added costs involved, shareholders are encouraged to have all shares held in an account maintained by the Fund itself, as is the custom within the mutual fund industry. If share certificates are issued, however, and are held by a shareholder wishing to sell shares, it is required that such share certificates first be delivered in person or by mail to the Fund in good form for transfer, signed and containing a proper signature guarantee by an eligible guarantor institution, before redemption can take place and payment for shares made to any redeeming shareholder. The Fund shall have the right to refuse payment to any registered shareholder until all legal documentation necessary for a complete and lawful transfer is in the possession of the Fund or its agents, to the complete satisfaction of the Fund and its Board of Trustees.


                    PERFORMANCE INFORMATION
The Fund may, from time to time, include its total return in advertisements or reports to Shareholders or prospective investors. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund) calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV
= the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The Fund's average annual total return for the one-, five-, and eight-year (lifetime) periods ended December 31, 1994 was 6.8%, 13.4%, and 12.3% respectively.

Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index, the Dow Jones Industrial Average, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities market in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for the Fund reflects only the performance of a hypothetical investment in the Fund during the particular time period on which the calculation are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                     FINANCIAL STATEMENTS
The Financial Statements of the Fund included in the Fund's 1994
Annual Report to Shareholders are incorporated by reference into
this Statement of Additional Information.     In addition, the

Financial Statements of the Fund as of June 30, 1995 (which are unaudited) included in the Fund's 1995 Semi-Annual Report to shareholders are incorporated by reference into this Statement
of Additional Information.      Copies of the Financial Statements
may be obtained upon request and without charge from the Fund at the address and telephone provided on the cover of this Statement of Additional Information.


                     FEDERAL TAX STATUS

It is intended that the Fund will qualify for and elect the special treatment afforded a "regulated investment company" under Subchapter M of the Internal Revenue Code. In any fiscal year in which the Fund so qualifies, the Fund (but not its shareholders) will be generally relieved of paying Federal income taxes on its income and gains it pays as dividends to shareholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each calendar year substantially all of its income and gains. Dividends paid to shareholders by the Fund are in effect distributions of income and gains. Capital gains realized by the Fund that are distributed as dividends to shareholders are likewise taxable to shareholders, and all dividends received by shareholders, regardless of whether a shareholder chooses to take them in cash or as additional shares, are normally subject to tax. Distributions by the Fund to its shareholders of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that are designated as capital gains dividends are taxable as long-term capital gains whether distributed to shareholders in cash or whether distributed in additional shares.

From the standpoint of the shareholder who sells shares back to the Fund as a redemption, the tax treatment will depend upon whether or not the investment is considered a capital asset in the hands of the shareholder. In most cases this would be true, and in that event, a sale by a shareholder of shares will be treated as a capital gain or loss for tax purposes. Advice from shareholder's own tax counsel is recommended regarding the taxability of distributions and redemptions. For tax purposes the Fund shall endeavor to notify all shareholders near the beginning of each calendar year of all amounts and types of dividends and distributions paid out during the prior calendar year.

The preceding discussion relates only to Federal income taxes. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. This discussion does not purport to deal with all of the tax consequences applicable to the Fund or shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

                           APPENDIX

Bond Rating Categories as Defined by Standard & Poor's (S & P) are quoted in part and inserted herein for the information of potential investors in the Fund as a reference as follows:

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligers such as guarantors, insurers or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or availability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II.   Nature of and provisions of the obligor;
III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors rights.

AAA - Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay
interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.
A   - Debt rated A has a strong capacity to pay interest and
repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

                              PART C

                        OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

   (a)  Financial Statements

       (1)  Included in Part A:
            Selected Financial Information

       (2)  Included in Part B:
            Financial Statements as of December 31, 1994, incorporated by reference therein from Registrant's Annual Report. Financial Statements (unaudited) as of June 30, 1995, incorporated by reference therein from Registrant's Semi-Annual Report.

   (b)  Exhibits

       (1)  Declaration of Trust

       (2)  By-Laws1

       (3)  Not Applicable

       (4)  Specimen Share Certificate1

       (5)  Investment Advisory Agreement1

       (6)  Not Applicable

       (7)  Not Applicable

       (8)  Custodian Agreement1

       (9)  Shareholder Services Agreement1

       (10) Opinion and consent of Counsel

       (11) Consent of Independent Auditors

       (12) Not Applicable

       (13) Subscription for Purchase of Initial Shares of the Fund1

       (14)      Not Applicable

       (15)      Not Applicable

       (16) Computation of Performance1

Item 25.  Persons Controlled by or Under Common Control with Registrant

          Not applicable.

Item 26.  Number of Record Holders

          As of November 10, 1995, the number of record holders of the Registrant was 18,378.

Item 27.  Indemnification

          Reference is made to Article IV, Section 4.3, of the Registrant's Declaration of Trust.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Adviser

          Fenimore Asset Management, Inc. serves as the investment adviser for the Registrant. The business and other connections of Fenimore Asset Management, Inc. are set forth in the Uniform Application for Investment Adviser Registration ("Form ADV") of Fenimore Asset Management, Inc. as currently filed with the SEC which is incorporated by reference herein.

Item 29.  Principal Underwriter

          Not Applicable.

Item 30.  Location of Accounts and Records

          The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of Fenimore Asset Management, Inc., 118 North Grand Street, Cobleskill, New York 12043.


Item 31.  Management Services

          Not Applicable.

Item 32.  Undertakings.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c) Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge, in the event that the information called for by Item 5A of Form N-1A has been presented in the Registrant's latest annual report to shareholders.

          (d) Registrant undertakes to call a meeting of Shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of beneficial interest and in connection with such meeting to comply with the share-holders communications provisions of Section 16(c) of the Investment Company Act of 1940.

                              SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 15 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 29th day of November, 1995.


                         FENIMORE ASSET MANAGEMENT TRUST


                    By:  /s/Thomas O. Putnam
                                   Thomas O. Putnam, President*




*By:  /s/Patrick W.D. Turley
     Patrick W.D. Turley, as attorney-in-fact


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                     Title                         Date



/s/Thomas O. Putnam        President and            November 29, 1995
Thomas O. Putnam*          Chairman of the
                           Board of Trustees
                           (Principal Executive
                           Officer)

/s/John W. Krueger         Trustee                  November 29, 1995
John W. Krueger*



/s/Bernard H. Zais         Trustee                  November 29, 1995
Bernard H. Zais*



/s/Roger A. Hannay         Trustee                  November 29, 1995
Roger A. Hannay*


/s/Diane C. Van Buren      Trustee and Treasurer    November 29, 1995
Diane C. Van Buren*        (Principal Financial
                           and Accounting Officer)



*By: /s/Patrick W.D. Turley
     Patrick W.D. Turley
     as attorney-in-fact


* Pursuant to power of attorney filed with Post-Effective Amendment No. 12 as filed on April 29, 1994.

                SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C.  20549


                             EXHIBITS
                              FILED
                               WITH

                 POST-EFFECTIVE AMENDMENT NO. 15
                             TO THE
                      REGISTRATION STATEMENT

                                OF

                 FENIMORE ASSET MANAGEMENT TRUST


                       INDEX TO EXHIBITS
              (for Post-Effective Amendment No. 15)


Exhibit No.
Under Part C
of Form N-1A                  Name of Exhibit


11                            Consent of Independent Auditors



                           EXHIBIT 11

                 CONSENT OF INDEPENDENT AUDITORS

                     McGLADREY & PULLEN, LLP
           Certified Public Accountants and Consultants




                 CONSENT OF INDEPENDENT AUDITORS


     We hereby consent to the use of our report dated January 11, 1995 on the financial statements of FAM Value Fund referred to therein, which appears in the 1994 Annual Report to Shareholders and which is incorporated herein by reference, in Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A of Fenimore Asset Management Trust as filed with the Securities and Exchange Commission.

     We also consent to the reference to our firm in the Prospectus under the caption "Fund Auditors."

                                   McGLADREY & PULLEN

New York, New York
November 28, 1995

                      DECHERT PRICE & RHOADS
                       1500 K Street, N.W.
                     Washington, D.C.  20005
                          (202) 626-3300







                         December 1, 1995



VIA ELECTRONIC TRANSMISSION

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

     Re:  Fenimore Asset Management Trust (File No. 33-7190)

Dear Sir or Madam:

     Enclosed for filing on behalf of Fenimore Asset Management Trust (the "Trust") in connection with its single series FAM Value Fund (the "Fund") is one copy of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A for the Trust in electronic format, which has been marked to indicate changes effected in the Registration Statement by this amendment.

     It is intended that this filing will become effective on December 22, 1995 pursuant to Rule 485(b). I have reviewed this Post-Effective Amendment and represent that it does not contain disclosures which would render it ineligible to become effective pursuant to Rule 485(b).

     If you have any questions or comments on this Post-Effective
Amendment, please call the undersigned at (202) 626-3364 or Allan S. Mostoff at (202) 626-3310.

                                   Very truly yours,




                                   Patrick W.D. Turley

Enclosures